EXECUTION VERSION

Exhibit 10.1

(i) Amendment No. 1 dated as of June 6, 2013 (this “Amendment”), to the Fourth Amended and Restated Credit Agreement dated as of April 12, 2012 (the “Existing Credit Agreement”), among SKILLED HEALTHCARE GROUP, INC., a Delaware corporation (“Company”), the LENDERS from time to time party thereto and CREDIT SUISSE AG, as Administrative Agent for Lenders (in such capacity, “Administrative Agent”) and as Collateral Agent for Lenders (in such capacity, “Collateral Agent”).
WHEREAS, Company, Administrative Agent and certain lenders (“Existing Lenders”) are party to the Existing Credit Agreement;
WHEREAS, Company, Collateral Agent and certain subsidiaries of Company party thereto (the “Subsidiary Guarantors”) are party to (a) the Amended and Restated First Lien Security Agreement dated as of June 15, 2005 (as amended, supplemented or otherwise modified through the date hereof, the “Security Agreement”), and (b) the Amended and Restated First Lien Subsidiary Guaranty dated as of June 15, 2005 (as amended, supplemented or otherwise modified through the date hereof, the “Subsidiary Guaranty” and, together with the Security Agreement and the other Collateral Documents, the “Existing Collateral Documents”); and
WHEREAS, upon the terms and subject to the conditions set forth herein, Company, Administrative Agent and certain lenders under the Existing Credit Agreement that comprise Requisite Lenders (as defined in the Existing Credit Agreement) under the Existing Credit Agreement wish to amend certain provisions of the Existing Credit Agreement, the Security Agreement and the Subsidiary Guaranty;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    DEFINITIONS.
Capitalized terms used and not defined herein (including in the preliminary statements hereto) shall have the meanings assigned to such terms in the Existing Credit Agreement. The provisions set forth in subsection 1.3 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. The term “Amendment Arranger” means Credit Suisse Securities (USA) LLC, in its capacity as sole lead arranger and bookrunner for this Amendment.
Section 2.    AMENDMENT OF THE EXISTING CREDIT AGREEMENT.
A.    Subsection 1.1 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Amendment No. 1” means Amendment No. 1, dated as of the Amendment No. 1 Effective Date, to this Agreement.
“Amendment No. 1 Effective Date” means June 6, 2013.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).
“Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee under the Subsidiary Guaranty of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a Lien to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee under the Subsidiary Guaranty of such Subsidiary Guarantor, or the grant by such Subsidiary Guarantor of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or Lien is or becomes illegal.
“Loan Modification Agreement” means a Loan Modification Agreement in form and substance reasonably satisfactory to the Administrative Agent, Company and one or more Accepting Lenders.
“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Swap Obligations” means with respect to any Subsidiary Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
B.    Subsection 1.1 of the Existing Credit Agreement is hereby further amended by replacing the definitions of the following terms with the definitions that follow:
“Agreement” means this Fourth Amended and Restated Credit Agreement dated as of April 12, 2012, as amended by Amendment No. 1.
“Amendment and Restatement Agreement” means the Amendment and Restatement and Additional Term Loan Assumption Agreement dated as of April 12, 2012, among Company, the Subsidiary Guarantors, the Lenders party thereto, Amendment Arrangers, Administrative Agent and Collateral Agent.

C.    Subsection 2.4(B)(v) of the Existing Credit Agreement is hereby amended by replacing the words “Fourth Restatement Effective Date” with the words “Amendment No. 1 Effective Date” in each place they appear in such subsection.
D.    The Existing Credit Agreement is hereby amended by inserting a new subsection 2.10 in the appropriate place as follows:

2.10	Loan Modification Offers.
A. Company may, by written notice to Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Revolver Lenders of one or more Classes (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments (as defined in subsection 2.10C below) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to Company. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the

Administrative Agent). Permitted Amendments shall become effective only with respect to the Revolving Loans and Revolving Loan Commitments of the Revolving Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Revolving Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Revolving Lender’s Revolving Loans and Revolving Loan Commitments of such Affected Class as to which such Revolving Lender’s acceptance has been made.
B. Company, each other Loan Party and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the applicable Revolving Loans and Revolving Loan Commitments of the Accepting Lenders of the Affected Class, including any amendments necessary to treat the applicable Revolving Loans and/or Revolving Loan Commitments of the Accepting Lenders as a new “Class” of loans and/or commitments hereunder. Notwithstanding the foregoing, no Permitted Amendment shall become effective under this subsection 2.10 unless the Administrative Agent, to the extent reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions, officer’s and secretary’s certificates and other documentation consistent with those delivered on the Effective Date under subsection 4.1 of this Agreement.
C. “Permitted Amendments” means any or all of the following: (i) an extension of the final maturity date applicable to the applicable Revolving Loans and/or Revolving Loan Commitments of the Accepting Lenders, (ii) a change in the Applicable Margin and/or fees payable with respect to the applicable Revolving Loans and Revolving Loan Commitments of the Accepting Lenders, (iii) the inclusion of additional fees to be payable to the Accepting Lenders and (iv) such amendments to this Agreement and the other Loan Documents as shall be appropriate, in the judgment of the Administrative Agent, to provide the rights and benefits of this Agreement and the other Loan Documents to each new “Class” of loans and/or commitments resulting therefrom; provided that (A) all borrowings under Revolving Loan Commitments and repayments thereunder shall be made on a pro rata basis (except for (x) payments of interest and fees at different rates on extended Revolving Loan Commitments (and related outstandings) and (y) repayments required upon the maturity date of any non-extending Revolving Loan Commitments), (B) the allocation of the participation exposure with respect to any then-existing or subsequently issued Letter of Credit as between the commitments of such new “Class” and the remaining Revolving Loan Commitments of the related Affected Class shall be made on a ratable basis as between the commitments of such new “Class” and the remaining Revolving Loan Commitments of the related Affected Class and (C) the expiration date with respect to Letters of Credit issued by any Issuing Bank may not be extended without the prior written consent of such Issuing Bank, and (v) such other amendments to this Agreement and the other Loan Documents as shall be necessary or appropriate, in the judgment of the Administrative Agent or as otherwise may be agreed upon by the parties to such Permitted Amendment, to obtain or give effect to the foregoing Permitted Amendments (it being agreed that the Administrative Agent shall be entitled to receive customary agency fees for acting in such capacity for any period after the latest Revolving Loan Commitment Termination Date in effect immediately prior to the effectiveness of any such Permitted Amendment (with Company and the Administrative Agent agreeing to negotiate in good faith the amount of such fees) and that no such Permitted Amendment may affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent without the prior written consent thereto of the Administrative Agent).

E.    Subsection 7.6B of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
B. Maximum Leverage Ratio. Company shall not permit the Consolidated Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of each Fiscal Quarter ending during the periods set forth below to exceed the correlative ratio indicated:

Period	Maximum Leverage Ratio
December 31, 2012 up to but not including December 31, 2013	5.25 : 1.00
December 31, 2013 up to but not including December 31, 2014	5.00 : 1.00
December 31, 2014 up to but not including December 31, 2015	4.75 : 1.00
December 31, 2015 and thereafter	4.50 : 1.00

Section 3.    AMENDMENT OF THE SECURITY AGREEMENT.
A.    The definition of “Secured Obligations” in Section 2 of the Security Agreement is hereby amended as follows:
(i)    by inserting the words “(other than any Excluded Swap Obligations)” immediately after the words “Secured Swap Agreement” in clause (a) thereof;
(ii)    by inserting the words “(other than any Excluded Swap Obligations)” immediately after the words “Secured Swap Agreements” in the paragraph beginning with the words “in each case together” in such section; and
(iii)    by appending the words “provided that Secured Obligations shall in no event include any Excluded Swap Obligations.” at the end of the paragraph beginning with the words “in each case together” in such section.

Section 4.    AMENDMENT OF THE SUBSIDIARY GUARANTY.
A.    Section 1(a) of the Subsidiary Guaranty is hereby amended as follows:
(i)    by inserting the words “(other than any Excluded Swap Obligations)” immediately after the words “Secured Swap Agreements” in each place they appear in the first paragraph of such section; and
(ii)    by appending the words “provided that Guarantied Obligations shall in no event include any Excluded Swap Obligations.” at the end of the first paragraph of such section.
B.    The Subsidiary Guaranty is hereby amended by inserting a new Section 19 as follows:
19. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each other Subsidiary Guarantor with respect to such Swap Obligations as may be needed by such other Subsidiary Guarantor from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 19 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 19 shall remain in full force and effect until the Guarantied Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section 19 to constitute, and this Section 19 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each other Subsidiary Guarantor for all purposes of the Commodity Exchange Act.

Section 5.    REPRESENTATIONS AND WARRANTIES.
To induce the other parties hereto to enter into this Amendment, Company and each other Loan Party hereby represent and warrant to each other party hereto that the representations and warranties of Company and each other Loan Party contained in the Existing Credit Agreement and in any other Loan Documents are true, correct and complete in all material respects on and as of the Amendment No. 1 Effective Date (in each case, except to the extent that any representation and warranty specifically refers to an earlier date, in which case such representation and warranty is true, correct and complete in all material respects as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, such representation and warranty is true, correct and complete in all respects on such respective dates).
Section 6.    EFFECTIVENESS; COUNTERPARTS.
A.    This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment No. 1 Effective Date”):
(i)    Amendment Arranger shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) Company, (b) Requisite Lenders, (c) Administrative Agent, (d) Collateral Agent, (e) Amendment Arranger and (f) each Subsidiary Guarantor.
(ii)    Amendment Arranger shall have received an Officer’s Certificate of Company, dated the Amendment No. 1 Effective Date certifying that:
(a)     the representations and warranties set forth in Section 5 hereof are accurate; and
(b)     no Potential Event of Default or Event of Default has occurred and is continuing or would occur after giving effect to the transactions contemplated by this Amendment.
(iii)    Administrative Agent shall have received payment from Company, in immediately available funds, for the account of each Lender that delivers an executed counterpart signature page to this Amendment at or prior to 12:00 p.m., New York City time, on June 4, 2013, an amendment fee equal to 0.25% of each such Lender’s Term Loans and Commitments in respect of Revolving Loans (whether used or unused) outstanding as of the Amendment No. 1 Effective Date.
(iv)    Administrative Agent and Amendment Arranger shall have received all other fees and other amounts due and payable to them in connection with this Amendment and invoiced before the Amendment No. 1 Effective Date, including reimbursement or payment of all out‑of‑pocket expenses (including fees, disbursements and other charges of counsel) required to be reimbursed or paid by any Loan Party in connection with this Amendment.
B.    This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF file or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 7.    EFFECT OF THIS AMENDMENT.
A.    None of this Amendment, the Existing Credit Agreement, or any other Loan Document shall release, limit or impair in any way the priority of any security interests and liens held by Administrative Agent and/or Collateral Agent for the benefit of all or any Lenders or other Secured Parties against any assets of Company or any of its Subsidiaries arising under the Existing Credit Agreement, the Existing Collateral Documents or any other Loan Document, in each case as such documents may be amended, modified or supplemented from time to time.
B.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lenders, Collateral Agent or Administrative Agent under the Existing Credit Agreement or any other Loan Document. Nothing herein shall be deemed to entitle Company or any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
C.    This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents.
Section 8.    INCORPORATION BY REFERENCE.
The provisions of subsections 10.2, 10.3, 10.15, 10.16, 10.17 and 10.18 of the Existing Credit Agreement pertaining to expenses, indemnity, applicable law construction, consent to jurisdiction and service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SKILLED HEALTHCARE GROUP, INC.
By:	/s/ Roland Rapp

Name: Roland Rapp
Title: Secretary and Chief Administrative Officer

Subsidiaries:	SKILLED HEALTHCARE, LLC, a Delaware limited liability company
SUMMIT CARE PHARMACY, INC. d/b/a SKILLED CARE PHARMACY, a Delaware corporation
	By:	/s/ Roland Rapp

On behalf of each of the entities listed above
Name: Roland Rapp
Title: Secretary and Chief Administrative Officer

Subsidiaries (continued):

ALBUQUERQUE HEIGHTS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ALEXANDRIA CARE CENTER, LLC, a Delaware limited liability company
ALTA CARE CENTER, LLC d/b/a ALTA GARDENS CARE CENTER, a Delaware limited liability company
ANAHEIM TERRACE CARE CENTER, LLC, a Delaware limited liability company
BALDWIN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
BAY CREST CARE CENTER, LLC, a Delaware limited liability company
BELEN MEADOWS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

BLUE RIVER REHABILITATION CENTER, LLC, a Delaware limited liability company
BRIARCLIFF NURSING AND REHABILITATION CENTER, LLC, a Delaware limited liability company
BRIER OAK ON SUNSET, LLC, a Delaware limited liability company
CAMERON NURSING AND REHABILITATION CENTER, LLC, a Delaware limited liability company
CANYON TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company
CAREHOUSE HEALTHCARE CENTER, LLC, a Delaware limited liability company
CARMEL HILLS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
CITY VIEW VILLA, LLC, a Delaware limited liability company (f/k/a Hancock Park Senior Assisted Living, LLC)
CLAIRMONT BEAUMONT, LLC, a Delaware limited liability company
CLAIRMONT LONGVIEW, LLC, a Delaware limited liability company
CLOVIS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
COLONIAL NEW BRAUNFELS CARE CENTER, LLC, a Delaware limited liability company
COLONIAL TYLER CARE CENTER, LLC, a Delaware limited liability company
CORONADO NURSING CENTER, LLC, a Delaware limited liability company
DEVONSHIRE CARE CENTER, LLC, a Delaware limited liability company
ELMCREST CARE CENTER, LLC, a Delaware limited liability company
FLATONIA OAK MANOR, LLC, a Delaware limited liability company
FORT WORTH CENTER OF REHABILITATION, LLC a Delaware limited liability company
FOUNTAIN CARE CENTER, LLC, a Delaware limited liability company

FOUNTAIN SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company
GUADALUPE VALLEY NURSING CENTER, LLC, a Delaware limited liability company
HALLETTSVILLE REHABILITATION AND NURSING CENTER, LLC, a Delaware limited liability company
HALLMARK REHABILITATION GP, LLC, a Delaware limited liability company
HANCOCK PARK REHABILITATION CENTER, LLC, a Delaware limited liability company
HIGHLAND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
HOLMESDALE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
HOSPITALITY NURSING AND REHABILITATION CENTER, LLC, a Delaware limited liability company
LEASEHOLD RESOURCE GROUP, LLC, a Delaware limited liability company
LIBERTY TERRACE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
LIVE OAK NURSING CENTER , LLC, a Delaware limited liability company
LOUISBURG HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
MONTEBELLO CARE CENTER, LLC, a Delaware limited liability company
MONUMENT REHABILITATION AND NURSING CENTER, LLC, a Delaware limited liability company
OAK CREST NURSING CENTER, LLC, a Delaware limited liability company
OAKLAND MANOR NURSING CENTER, LLC, a Delaware limited liability company
PREFERRED DESIGN, LLC, a Delaware limited liability company
RICHMOND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

RIO HONDO SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company
ROSSVILLE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ROYALWOOD CARE CENTER, LLC, a Delaware limited liability company
SANDPIPER HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SHARON CARE CENTER, LLC, a Delaware limited liability company
SHAWNEE GARDENS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SHG RESOURCES, LLC, a Delaware limited liability company
SKIES HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SOUTHWOOD CARE CENTER, LLC, a Delaware limited liability company
SPRING SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
ST. ANTHONY HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. CATHERINE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. ELIZABETH HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. JOHN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. JOSEPH TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. MARY HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. THERESA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SYCAMORE PARK CARE CENTER, LLC, a Delaware limited liability company

TEXAS CITYVIEW CARE CENTER, LLC, a Delaware limited liability company
TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER , LLC, a Delaware limited liability company
THE CLAIRMONT TYLER, LLC, a Delaware limited liability company
THE DALLAS CENTER OF REHABILITATION, LLC a Delaware limited liability company
THE EARLWOOD, LLC, a Delaware limited liability company
THE HEIGHTS OF SUMMERLIN, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF ALBUQUERQUE, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF DES MOINES, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF INDEPENDENCE, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF OMAHA, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF RAYMORE, LLC, a Delaware limited liability company
THE WOODLANDS HEALTHCARE CENTER, LLC, a Delaware limited liability company
TOWN AND COUNTRY MANOR, LLC, a Delaware limited liability company
VALLEY HEALTHCARE CENTER, LLC, a Delaware limited liability company
VILLA MARIA HEALTHCARE CENTER, LLC d/b/a VILLA MARIA CARE CENTER, a Delaware limited liability company
VINTAGE PARK AT ATCHISON, LLC, a Delaware limited liability company
VINTAGE PARK AT BALDWIN CITY, LLC, a Delaware limited liability company
VINTAGE PARK AT EUREKA, LLC, a Delaware limited liability company
VINTAGE PARK AT FREDONIA, LLC, a Delaware limited liability company
VINTAGE PARK AT GARDNER, LLC, a Delaware limited liability company

VINTAGE PARK AT HIAWATHA, LLC, a Delaware limited liability company
VINTAGE PARK AT HOLTON, LLC, a Delaware limited liability company
VINTAGE PARK AT LENEXA, LLC, a Delaware limited liability company
VINTAGE PARK AT LOUISBURG, LLC, a Delaware limited liability company
VINTAGE PARK AT NEODESHA, LLC, a Delaware limited liability company
VINTAGE PARK AT OSAGE CITY, LLC, a Delaware limited liability company
VINTAGE PARK AT OSAWATOMIE, LLC, a Delaware limited liability company
VINTAGE PARK AT OTTAWA, LLC, a Delaware limited liability company
VINTAGE PARK AT PAOLA, LLC, a Delaware limited liability company
VINTAGE PARK AT SAN MARTIN, LLC, a Delaware limited liability company
VINTAGE PARK AT STANLEY, LLC, a Delaware limited liability company
VINTAGE PARK AT TONGANOXIE, LLC, a Delaware limited liability company
VINTAGE PARK AT WAMEGO, LLC, a Delaware limited liability company
VINTAGE PARK AT WATERFRONT, LLC, a Delaware limited liability company
WATHENA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
WILLOW CREEK HEALTHCARE CENTER, LLC, a Delaware limited liability company

WOODLAND CARE CENTER, LLC,
a Delaware limited liability company
PROPERTY RESOURCE HOLDINGS, LLC,
a Delaware limited liability company
KANSAS CITY TRANSITIONAL CARE CENTER, LLC,
a Delaware limited liability company
By: ______/s/ Zachary Larson____________
on behalf of each of the entities listed
above
Name: Zachary Larson
Title: Secretary and Chief Administrative
            Officer

Subsidiaries (continued):

ARIZONA PREMIER CARE, LLC, a Delaware limited liability company
BEYONDFAITH HOMECARE AND REHAB OF ALBUQUERQUE, LLC, a Texas limited liability company
CHESTNUT PROPERTY, LLC, a Delaware limited liability company
CORNERSTONE HOSPICE ARIZONA, LLC, a Delaware limited liability company
CORNERSTONE HOSPICE CALIFORNIA, LLC, a Delaware limited liability company
CREEKSIDE HOME CARE II, LLC, a Delaware limited liability company
CREEKSIDE HOSPICE II, LLC, a Delaware limited liability company
EAST RUSHOLME PROPERTY, LLC, a Delaware limited liability company
RAYMORE MISSOURI PROPERTY, LLC, a Delaware limited liability company (fka East Sunrise Property, LLC)
CARMEL HILLS INDEPENDENCE PROPERTY, LLC, a Delaware limited liability company (fka East Walnut Property, LLC)
EUCLID PROPERTY, LLC, a Delaware limited liability company

LIBERTY TERRACE MISSOURI PROPERTY, LLC, a Delaware limited liability company (fka Glen Hendren Property, LLC)
HALLMARK INVESTMENT GROUP, INC., a Delaware corporation
HOLMESDALE PROPERTY, LLC, a Delaware limited liability company
HOME HEALTH CARE OF THE WEST, LLC, a Delaware limited liability company
HOSPICE CARE OF THE WEST, LLC, a Delaware limited liability company
LEGACY HOME CARE II, LLC, a Delaware limited liability company
LEGACY HOSPICE II, LLC, a Delaware limited liability company
MONTANA PREMIER CARE, LLC, a Delaware limited liability company
NEVADA PREMIER CARE, LLC, a Delaware limited liability company
RIVERVIEW DES MOINES PROPERTY, LLC, a Delaware limited liability company
ROCKY MOUNTAIN HOME CARE II, LLC, a Delaware limited liability company
ROCKY MOUNTAIN HOSPICE OF BILLINGS, LLC, a Delaware limited liability company
ROCKY MOUNTAIN HOSPICE OF BUTTE, LLC, a Delaware limited liability company
SIGNATURE HOSPICE & HOME HEALTH, LLC, a Delaware limited liability company (f/k/a Hospice Care Investments, LLC)
INDEPENDENCE MISSOURI PROPERTY, LLC, a Delaware limited liability company (fka Independence Missouri Property, LLC)
SOUTHWEST PAYROLL SERVICES, LLC, a Delaware limited liability company
SUMMIT CARE CORPORATION, a Delaware corporation
SUN VALLEY HOME CARE II, LLC, a Delaware limited liability company
SUN VALLEY HOSPICE II, LLC, a Delaware limited liability company
SUMMIT CARE, LLC, a Delaware limited liability company

IDAHO PREMIER CARE, LLC, a Delaware limited liability company
BETA FACTOR HOME CARE, LLC, a Delaware limited liability company
ROCKY MOUNTAIN HOSPICE OF MISSOULA, LLC, a Delaware limited liability company
CAREHOUSE SANTA ANA PROPERTY, LLC, a Delaware limited liability company
ELMCREST EL MONTE PROPERTY, LLC, a Delaware limited liability company
EUREKA HUMBOLDT PROPERTY, LLC, a Delaware limited liability company
FOUNTAIN ORANGE PROPERTY, LLC, a Delaware limited liability company
GRANADA EUREKA PROPERTY, LLC, a Delaware limited liability company
PACIFIC EUREKA PROPERTY, LLC, a Delaware limited liability company
SEAVIEW EUREKA PROPERTY, LLC, a Delaware limited liability company
ST. LUKE FORTUNA PROPERTY, LLC, a Delaware limited liability company
VALLEY FRESNO PROPERTY, LLC, a Delaware limited liability company
VILLA MARIA SANTA MARIA PROPERTY, LLC, a Delaware limited liability company
WOODLAND RESEDA PROPERTY, LLC, a Delaware limited liability company
ROSSVILLE KANSAS PROPERTY, LLC, a Delaware limited liability company
SANDPIPER WICHITA PROPERTY, LLC, a Delaware limited liability company
SHAWNEE PROPERTY, LLC, a Delaware limited liability company
ALBUQUERQUE HEIGHTS PROPERTY, LLC, a Delaware limited liability company
BRIARCLIFF MCALLEN PROPERTY, LLC, a Delaware limited liability company
CITYVIEW FORT WORTH PROPERTY, LLC, a Delaware limited liability company
CLAIRMONT BEAUMONT PROPERTY, LLC, a Delaware limited liability company

CLAIRMONT LONGVIEW PROPERTY, LLC, a Delaware limited liability company
COLONIAL NEW BRAUNFELS PROPERTY, LLC, a Delaware limited liability company
CORONADO ABILENE PROPERTY, LLC, a Delaware limited liability company
GUADALUPE SEGUIN PROPERTY, LLC, a Delaware limited liability company
HERITAGE OAKS LUBBOCK PROPERTY, LLC, a Delaware limited liability company
MONUMENT LA GRANGE PROPERTY, LLC, a Delaware limited liability company
OAK CREST ROCKPORT PROPERTY, LLC, a Delaware limited liability company
SOUTHWOOD AUSTIN PROPERTY, LLC, a Delaware limited liability company
THE WOODLANDS MONTGOMERY PROPERTY, LLC, a Delaware limited liability company

TOWN AND COUNTRY BOERNE PROPERTY, LLC, a Delaware limited liability company

By:        /s/ John Mitchell

On behalf of each of the entities listed above

Name:    John Mitchell

Title:	Secretary and Chief Administrative Officer
Address:    27442 Portola Parkway, Suite 200
Foothill Ranch, CA 92610

EUREKA HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

GRANADA HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

HEMET SENIOR ASSISTED LIVING, LLC,
a Delaware limited liability company

PACIFIC HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

SEAVIEW HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

ST. LUKE HEALTHCARE AND REHABILITATION CENTER, LLC,
a Delaware limited liability company

WEST SIDE CAMPUS OF CARE, LLC,
a Delaware limited liability company

By:    SUMMIT CARE, LLC,
as managing member of each of the entities listed above

By:    __/s/ John Mitchell___________________

Name:    John Mitchell

Title:	Secretary and Chief Administrative Officer
Address:    27442 Portola Parkway, Suite 200
Foothill Ranch, CA 92610

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent and in its individual capacity as a Lender, by
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By
/s/ Patrick Freytag
Name: Patrick Freytag
Title: Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC, as Amendment Arranger,
by
/s/ Steven Schwartz
Name: Steven Schwartz
Title: Managing Partner

EXISTING LENDER SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SKILLED HEALTHCARE GROUP, INC. FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF APRIL 12, 2012 AND COLLATERAL DOCUMENTS DATED AS OF JUNE 15, 2005.

Name of Institution: ING IM CLO 2013-2, LTD. By: ING Alternative Asset Management LLC, as its investment manager By: /s/ Stan Zou Name: Stan Zou Title: Vice President
Name of Institution: PHOENIX CLO III, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: PHOENIX CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: PHOENIX CLO I, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ISL Loan Trust
By: ING Investment Management Co.,
as its investment advisor
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING Senior Income Fund
By: ING Investment Management Co.,
as its investment manager
By: /s/ Stan Zou

Name: Stan Zou
Title: Vice President

Name of Institution: ING Investment Management CLO V, LTD.
By: ING Alternative Asset Management LLC ,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING Investment Management CLO IV, LTD.
By: ING Alternative Asset Management LLC ,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING Investment Management CLO III, LTD.
By: ING Alternative Asset Management LLC ,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING Investment Management CLO II, LTD.
By: ING Alternative Asset Management LLC ,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING Investment Management CLO I, LTD.
By: ING Investment Management Co.,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING IM CLO 2012-4, LTD.
By: ING Alternative Asset Management LLC ,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING IM CLO 2012-3, LTD.
By: ING Alternative Asset Management LLC ,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING IM CLO 2012-1, Ltd
By: ING Alternative Asset Management LLC ,
as its portfolio manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: ING IM CLO 2011-1, Ltd.
By: ING Alternative Asset Management LLC ,
as its portfolio manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: IBM Personal Pension Plan Trust
By: ING Investment Management Co.,
as its investment manager
By: /s/ Stan Zou
Name: Stan Zou
Title: Vice President

Name of Institution: KKR FINANCIAL CLO 2007-A, LTD.
By: /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

Name of Institution: KKR FINANCIAL CLO 2006-1, LTD.
By: /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

Name of Institution: KKR FINANCIAL CLO 2005-2, LTD.
By: /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

Name of Institution: ACE Tempest Reinsurance Ltd
By: /s/ Philip Davidson
Name: Philip Davidson
Title: Authorized Signatory

Name of Institution: Race Point IV CLO, Ltd.
By: Sankaty Advisors, LLC,
as Asset Manager
By: /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Name of Institution: Race Point III CLO
By: Sankaty Advisors, LLC,
as Collateral Manager
By: /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Name of Institution: Chatham Light II CLO, Limited
By: Sankaty Advisors, LLC,
as Investment Manager
By: /s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Name of Institution: Westchester CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Stratford CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Southfork CLO, Ltd.

By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Rockwall CDO II, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Red River CLO, Ltd
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Longhorn Credit Funding, LLC
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Loan Funding VII LLC
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Jasper CLO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Highland Credit Opportunities CDO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism

Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Hewett’s Island CLO I-R, Ltd.
By: Acis Capital Management, LP,
its Collateral Manager
By: Acis Capital Management GP, LLC,
its general partner
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Greenbrier CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Grayson CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Gleneagles CLO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Eastland CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Children’s Healthcare of Atlanta Inc.
By: Highland Capital Management, L.P.,
As Investment Manager
By: /s/ Carter Chism
Name: Carter Chism

Title: Authorized Signatory

Name of Institution: Brentwood CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Aberdeen Loan Funding, Ltd
By: Highland Capital Management, L.P.,
As Collateral Manager
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: ACIS CLO 2013-1 LTD.
By: /s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Name of Institution: Trimaran CLO VII Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

Name of Institution: Trimaran CLO VI Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

Name of Institution: Trimaran CLO V Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

Name of Institution: Trimaran CLO IV Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

Name of Institution: Saratoga CLO I, Limited
By: Invesco Senior Secured Management, Inc.,
as Asset Manager
By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Institution: Nautique Funding Ltd
By: Invesco Senior Secured Management, Inc.,
as Collateral Manager
By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Institution: Hudson Canyon Funding II, Ltd.
By: Invesco Senior Secured Management, Inc.,
as Collateral Manager and Attorney in Fact
By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Institution: Belhurst CLO Ltd.
By: Invesco Senior Secured Management, Inc.,
as Collateral Manager
By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Institution: Avalon Capital Ltd. 3
By: Invesco Senior Secured Management, Inc.,
as Asset Manager
By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Institution: MADISON PARK FUNDING VII, LTD.
By: Credit Suisse Asset Management, LLC,
as portfolio Manager
By: /s/ Thomas Flannery
Name: Thomas Flannery

Name of Institution: MADISON PARK FUNDING IV, LTD.

By: Credit Suisse Asset Management, LLC,
as collateral Manager
By: /s/ Thomas Flannery
Name: Thomas Flannery

Name of Institution: MADISON PARK FUNDING II, LTD.
By: Credit Suisse Asset Management, LLC,
as collateral Manager
By: /s/ Thomas Flannery
Name: Thomas Flannery

Name of Institution: MADISON PARK FUNDING I, LTD.
By: /s/ Thomas Flannery
Name: Thomas Flannery

Name of Institution: CASTLE GARDEN FUNDING
By: /s/ Thomas Flannery
Name: Thomas Flannery

Name of Institution: BENTHAM WHOLESALE SYNDICATED LOAN FUND
By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for
Challenger Investment Services Limited, the Responsible Entity for
Bentham Wholesale Syndicated Loan Fund
By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Institution: ATRIUM V
By: Credit Suisse Asset Management, LLC, as collateral Manager
By: /s/ Thomas Flannery
Name: Thomas Flannery

Name of Institution: ATRIUM IV
By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

Name of Institution: ATRIUM III
By: /s/ Thomas Flannery
Name: Thomas Flannery

Name of Institution: GSC Group CDO Fund VIII, Limited
By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager

By: GSC MANAGER, LLC, in its capacity as Manager
By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as
Member
By: /s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

Name of Institution: Black Diamond CLO 2012-1 Ltd.
By: Black Diamond CLO 2012-1 Adviser, L.L.C.,
As its Portfolio Manager
By: /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Name of Institution: Black Diamond CLO 2006-1 (Cayman) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.,
As its Collateral Manager
By: /s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

Name of Institution: Black Diamond CLO 2005-2 Ltd.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As its Collateral Manager
By: /s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

Name of Institution: Black Diamond CLO 2005-1 Ltd.
By: Black Diamond CLO 2005-1 Adviser, L.L.C.,
As its Collateral Manager
By: /s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

Name of Institution: CREDIT SUISSE LOAN FUNDING LLC
By: /s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

Name of Institution: Stoney Lane Funding I, Ltd.
By: HillMark Capital Management, L.P.,
as Collateral Manager, as Lender
By: /s/ Mark Gold
Name: Mark Gold
Title: CEO

Name of Institution: HillMark Funding, Ltd.
By: HillMark Capital Management, L.P.,
as Collateral Manager, as Lender
By: /s/ Mark Gold
Name: Mark Gold
Title: CEO

Name of Institution: Columbia Floating Rate Fund, a series of
Columbia Funds Series Trust II
By: /s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

Name of Institution: Centurion CDO 9 Limited
By: Columbia Management Investment Advisers, LLC;
As Collateral Manager
By: /s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

Name of Institution: Centurion CDO 8 Limited
By: Columbia Management Investment Advisers, LLC,
As Collateral Manager
By: /s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

Name of Institution: Cent CLO 16, L.P.
By: Columbia Management Investment Advisers, LLC,
As Collateral Manager
By: /s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

Name of Institution: Cent CDO 15 Limited
By: Columbia Management Investment Advisers, LLC,
As Collateral Manager
By: /s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

Name of Institution: Cent CDO 14 Limited
By: Columbia Management Investment Advisers, LLC,
As Collateral Manager
By: /s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

Name of Institution: Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC,
As Collateral Manager
By: /s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

Name of Institution: Cent CDO 10 Limited
By: Columbia Management Investment Advisers, LLC,
As Collateral Manager
By: /s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

Name of Institution: West CLO 2012-1 Ltd.
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Authorized Signatory

Name of Institution: ACAS CLO 2012-1, Ltd.
By: American Capital Leveraged Finance Management, LLC (f/k/a
American Capital Asset Management, LLC), its Collateral Manager
By: /s/ Maria Jones
Name: Maria Jones
Title: Authorized Signatory

Name of Institution: ACAS CLO 2007-1, Ltd.
By: American Capital Leveraged Finance Management, LLC (f/k/a
American Capital Asset Management, LLC), as Portfolio Manager
By: /s/ Maria Jones
Name: Maria Jones
Title: Authorized Signatory

Name of Institution: Navigator CDO 2006, Ltd.
By: CIFC Asset Management LLC,
its Collateral Manager
By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Name of Institution: Navigator CDO 2005, Ltd.
By: CIFC Asset Management LLC,
its Collateral Manager
By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Name of Institution: ColumbusNova CLO Ltd. 2006-II
By: Columbus Nova Credit Investments Management, LLC,
its Collateral Manager
By: /s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

Name of Institution: 1776 CLO I, Ltd.
By: /s/ Ron Poyle
Name: Ron Poyle
Title: Authorized Officer

Name of Institution: LANDMARK VIII CLO LTD
By: Landmark Funds LLC,
as Manager
By: /s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

Name of Institution: LANDMARK VII CDO LTD

By: Landmark Funds LLC,
as Manager
By: /s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

Name of Institution: LANDMARK V CDO LIMITED
By: Landmark Funds LLC,
as Manager
By: /s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Managing Director

Name of Institution: LANDMARK IX CDO LTD
By: Landmark Funds LLC,
as Manager
By: /s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

Name of Institution: GREYROCK CDO LTD.,
By: Landmark Funds LLC,
as Manager
By: /s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

Name of Institution: MARATHON CLO II LTD.
By: Marathon Asset Management, L.P.,
its Collateral Manager
By: /s/ Jake Hyde
Name: Jake Hyde
Title: Authorized Signatory

Name of Institution: GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ Laura S. DeAngelis
Name: Laura S. DeAngelis
Title: Duly Authorized Signatory

Name of Institution: Wells Fargo Bank, NA
By: /s/ Jamie Warner

Name: Jamie Warner
Title: Vice President

Name of Institution: BALLANTYNE FUNDING LLC
By: /s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

Name of Institution: Capital Source Bank
By: /s/ Jason Schwartz
Name: Jason Schwartz
Title: Senior Vice President

Name of Institution: CITIBANK N.A.
By: /s/ Brian S. Broyles
Name: Brian S. Broyles
Title: Attorney-in-Fact

Name of Institution: Ballyrock CLO III Limited
By: Ballyrock Investment Advisors, LLC,
as Collateral Manager
By: /s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Institution: Ballyrock CLO 2006-1 LTD
By: Ballyrock Investment Advisors, LLC,
as Collateral Manager
By: /s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Institution: Ballyrock CLO 2006-2 LTD
By: Ballyrock Investment Advisors, LLC,
as Collateral Manager
By: /s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Institution: Fidelity Securities Fund: Fidelity Real Estate Income Fund

By: /s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

Name of Institution: Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund
By: /s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

Name of Institution: Fidelity Securities Fund: Fidelity Series Real Estate Income Fund
By: /s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

Name of Institution: Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund
By: /s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

Name of Institution: Fidelity Floating Rate High Income Investment Trust
for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust
By: /s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Authorized Signatory

Name of Institution:
Halcyon Loan Investors CLO II Ltd.
Halcyon Loan Advisors Funding 2012-1 Ltd
Halcyon Loan Advisors Funding 2012-2 Ltd
Halcyon Loan Advisors Funding 2013-1 Ltd
Bacchus (U.S.) 2006-1 Ltd.
SC PRO Loan II Limited
Swiss Capital PRO Loan III Pic
Halcyon Senior Loan Fund I Master LP
By: /s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Institution: Liberty Mutual Insurance Company
By: /s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

Name of Institution: Liberty Mutual Retirement Plan Master Trust
By: /s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

Name of Institution: Peerless Insurance Company
By: /s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

Name of Institution: Dryden VIII – Leveraged Loan CDO 2005
By: Prudential Investment Management, Inc.,
as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Name of Institution: Dryden IX – Senior Loan Fund 2005 p.l.c.
By: Prudential Investment Management, Inc.,
as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Name of Institution: Gateway CLO Limited
By: Prudential Investment Management, Inc.,
as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President
Name of Institution: Dryden XVIII Leveraged Loan 2007 Ltd.
By: Prudential Investment Management, Inc.,
as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz

Title: Vice President

Name of Institution: Dryden XI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc.,
as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Name of Institution: Dryden XVI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc.,
as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Name of Institution: Dryden XXI Leveraged Loan CDO LLC
By: Prudential Investment Management, Inc.,
as Collateral Manager
By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Name of Institution: WhiteHorse III, Ltd.
By: WhiteHorse Capital Partners, L.P.,
As Collateral Manager
By: WhiteRock Asset Advisor, LLC its GP
By: /s/ Jay Carvell
Name: Jay Carvell
Title: Manager

Name of Institution: Bank of America, N.A.
By: /s/ Jeremy Schmitt
Name: Jeremy Schmitt
Title: Vice President

Name of Institution: BARCLAYS BANK PLC
By: /s/ Gregory Fishbein
Name: Gregory Fishbein
Title: Assistant Vice President

Name of Institution: JPMorgan Chase Bank, N.A.
By: /s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

Name of Institution: Wells Fargo Bank, N.A.
By: /s/ Ross M. Berger
Name: Ross M. Berger
Title: Managing Director